CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
The Evergreen Lexicon Fund

We consent to:


         the use of our report dated August 8, 1997 for Evergreen Intermediate-Term Government Securities Fund incorporated by reference herein and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the prospectus/proxy statement.


                                            /s/KPMG Peat Marwick LLP
                                            ------------------------
                                            KPMG Peat Marwick LLP

Boston, Massachusetts
November 28, 1997




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